UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2003
                                                          --------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

Constellation Brands, Inc. released the following information on March 20, 2003:

           BRL HARDY SHAREHOLDERS APPROVE ACQUISITION BY CONSTELLATION
                    Final Court Approval Expected March 27th

FAIRPORT, NEW YORK, MARCH 20, 2003 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced a key milestone was reached today, when BRL Hardy Limited (ASX:
BRL) shareholders  voted  in  favor  of  an  acquisition  by  Constellation.

The acquisition by Constellation is subject to customary closing conditions and final court approval by The Supreme Court of South Australia. The final court approval is expected to occur March 27, 2003.

BRL shareholders have until 5:00pm (Adelaide time) on April 4th to make an election as to the form of consideration for their shares. BRL shareholders may elect all cash, Constellation stock, or a combination thereof. The Constellation share price and exchange rate to be used to calculate the stock exchange ratio will be based on the volume weighted average share price and the average Australian dollar to U.S. dollar exchange ratio for the ten full trading days of Constellation stock up to and including March 25, 2003.

The  Constellation  share  price  and  exchange rate to  be  used  to  calculate the stock exchange ratio will be published on BRL Hardy's website (www.brlhardy.com.au) and may also be accessed from the Australian Stock Exchange's web site (www.ASX.com.au) on March 26, 2003. The transaction is expected to close early April 2003.

ABOUT CONSTELLATION
Constellation Brands, Inc. is a leading producer and marketer of beverage alcohol brands, with a broad portfolio of wine, spirits and imported beer. The
Company is the largest single-source supplier of these products in the United States, and both a major producer and independent drinks wholesaler in the United Kingdom. Well-known brands in Constellation's portfolio include: Corona Extra, Pacifico, St. Pauli Girl, Black Velvet, Fleischmann's, Estancia, Simi, Ravenswood, Blackstone, Banrock Station, Alice White, Talus, Vendange, Almaden, Arbor Mist, Stowells of Chelsea and Blackthorn.

ABOUT BRL HARDY
BRL Hardy Limited is a leading Australian producer and exporter of wine, with products sourced from Australia, New Zealand and France. The company's wines are distributed worldwide through a network of sales and marketing operations, with the majority of sales generated in Australia, the United Kingdom and the United States. Major export brands include: Hardys Stamp of Australia, Hardys Nottage Hill, Hardys VR and Banrock Station. Other domestic and international brands include: Houghton, Nobilo, Leasingham, Moondah Brook, Yarra Burn, Stonehaven, Stanley and Renmano.

FORWARD-LOOKING STATEMENTS
The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. There can be no assurance that any forward-looking statement in this press release will be realized.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSTELLATION BRANDS, INC.


Dated:  March 20, 2003                     By: /s/ Thomas F. Howe
                                               ------------------------------
                                               Thomas F. Howe, Senior Vice
                                               President, Controller

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None